Exhibit 99

RCM Technologies, Inc.	Tel: 856.356.4500	Corporate Contacts:
2500 McClellan Avenue	Fax: 856.356.4600	Bradley S. Vizi
Pennsauken, NJ 08109	info@rcmt.com	Executive Chairman
	www.rcmt.com	Kevin D. Miller
Chief Financial Officer

P R E S S   R E L E A S E

RCM TECHNOLOGIES, INC. ANNOUNCES

FOURTH QUARTER AND FULL YEAR 2021 RESULTS

Pennsauken, NJ – March 30, 2022 -- RCM Technologies, Inc. (NasdaqGM: RCMT), a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced engineering, specialty health care and information technology services, today announced financial results for the thirteen and fifty-two week periods ended January 1, 2022.

RCM Technologies reported revenue of $64.9 million for the thirteen week period ended January 1, 2022 (the current period), a 57.7% increase as compared to $41.2 million for the fourteen week period ended January 2, 2021 (the comparable prior year period). Gross profit was $17.8 million for the current period, a 66.5% increase as compared to $10.7 million for the comparable prior year period.  The Company experienced GAAP operating income of $7.1 million for the current period as compared to a GAAP operating loss of $1.9 million for the comparable prior year period.  The Company experienced adjusted operating income of $5.1 million for the current period as compared to $0.4 million for the comparable prior year period.  The Company experienced GAAP net income of $6.0 million, or $0.54 per diluted share, for the current period as compared to a GAAP net loss of $1.7 million, or ($0.15) per diluted share, for the comparable prior year period.  The Company experienced adjusted EBITDA of $5.3 million for the current period as compared to adjusted EBITDA of $0.7 million for the comparable prior year period.  The Company experienced adjusted net income of $3.7 million, or $0.34 per diluted share, for the current period as compared to an adjusted net loss of $0.1 million, or ($0.01) per diluted share, for the comparable prior year period.

RCM Technologies reported revenue of $203.9 million for the fifty-two week period ended January 1, 2022 (the current period), a 35.5% increase as compared to $150.4 million for the fifty-three week period ended January 2, 2021 (the comparable prior year period). Gross profit was $53.1 million for the current period, a 36.7% increase as compared to $38.9 million for the comparable prior year period.  The Company experienced GAAP operating income of $14.1 million for the current period as compared to a GAAP operating loss of $11.0 million for the comparable prior year period.  The Company experienced adjusted operating income of $10.0 million for the current period as compared to an adjusted operating loss of $0.3 million for the comparable prior year period.  The Company experienced GAAP net income of $11.0 million, or $0.95 per diluted share, for the current period as compared to a GAAP net loss of $8.9 million, or ($0.73) per diluted share, for the comparable prior year period.  The Company experienced adjusted EBITDA of $11.1 million for the current period as compared to $1.1 million for the comparable prior year period.  The Company experienced adjusted net income of $7.1 million, or $0.61 per diluted share, for the current period as compared to an adjusted net loss of $1.0 million, or ($0.09) per diluted share, for the comparable prior year period.

On July 30, 2021, the Company sold the principal assets and certain liabilities of its Pickering and Kincardine offices, located in Ontario, Canada. These two offices were often referred to as the Canadian Power Systems business and principally provided engineering services to two major nuclear power providers in Canada.  The two Canadian Power Systems offices were part of a reporting unit within the Company’s Engineering segment. The Company continues to offer other engineering services in Canada and similar services in the United States.  For the thirteen week periods ended January 1, 2022 and January 2, 2021, these two offices generated revenue of zero and $3.2 million, respectively. For the fifty-two week period ended January 1, 2022 and the fifty-three week period ended January 2, 2021, these two offices generated revenue of $4.9 million and $11.8 million, respectively.

Bradley Vizi, Executive Chairman of RCM Technologies, commented, “Our fourth quarter results serve as a nice bookend to 2021. As I reflect on our transformation plan dating back before the pandemic, I am proud of the team's execution. The results speak for themselves, with broad-based strength across each segment.”

Kevin Miller, Chief Financial Officer of RCM Technologies, commented, “We are excited to announce our record fourth quarter of 2021, growing adjusted EBITDA by 627% over 2020 and 120% over 2019. In addition, we grew revenue by $53 million for the year and continued to generate positive cash flow from operations.”

Conference Call

On Thursday, March 31, 2022, RCM Technologies will host a conference call to discuss these results. The call will begin at 10:00 a.m. Eastern Time.  The dial-in number is (888) 272-8703.

About RCM

RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services.  RCM is an innovative leader in the delivery of these solutions to commercial and government sectors.  RCM is also a provider of specialty healthcare services to major health care institutions and educational facilities. RCM’s offices are located in major metropolitan centers throughout North America and Serbia.  Additional information can be found at www.rcmt.com.

The Statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements.  These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should,” “are confident” or similar expressions. In addition, statements that are not historical should also be considered forward-looking statements. These statements are based on assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances.  Forward-looking statements include, but are not limited to, those relating to the impact of the COVID-19 pandemic, demand for the Company’s services, expectations regarding our future revenues and other financial results, our pipeline and potential project wins and our expectations for growth in our business. Such statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Risk, uncertainties and other factors may emerge from time to time that could cause the Company’s actual results to differ from those indicated by the forward-looking statements. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation (and expressly disclaims any such obligation) to update any forward-looking statements contained in this release as a result of new information or future events or developments, except as may be required by law.

Tables to Follow

RCM Technologies, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In Thousands, Except Per Share Amounts)

	Thirteen Week Period Ended January 1, 2022	Fourteen Week Period Ended January 2, 2021
Revenue	$64,922	$41,163
Cost of services	47,128	30,474
Gross profit	17,794	10,689
Selling, general and administrative	12,453	9,954
Depreciation and amortization of property and equipment	232	272
Amortization of acquired intangible assets	-	81
Write-off of receivables and professional fees incurred related to arbitration	-	-
Impairment of right of use assets and related costs	-	2,231
Gain on sale of assets	(269)	-
Remeasurement of acquisition related contingent consideration	(1,713)	-
Operating income (loss)	7,091	(1,849)
Other income (expense), net	7	(212)
Income (loss) before income taxes	7,098	(2,061)
Income tax expense (benefit)	1,124	(373)
Net income (loss)	$5,974	($1,688)

Diluted net earnings (loss) per share data	$0.54	($0.15)

	Fifty-Two Week Period Ended January 1, 2022	Fifty-Three Week Period Ended January 2, 2021
Revenue	$203,875	$150,409
Cost of services	150,751	111,554
Gross profit	53,124	38,855
Selling, general and administrative	42,019	37,791
Depreciation and amortization of property and equipment	1,007	1,065
Amortization of acquired intangible assets	95	321
Write-off of receivables and professional fees incurred related to arbitration	-	8,397
Impairment of right of use assets and related costs	-	2,231
Gain on sale of assets	(2,420)	-
Remeasurement of acquisition-related contingent consideration	(1,713)	-
Operating income (loss)	14,136	(10,950)
Other expense, net	(222)	(1,107)
Income (loss) before income taxes	13,914	(12,057)
Income tax expense (benefit)	2,925	(3,188)
Net income (loss)	$10,989	($8,869)

Diluted net earnings (loss) per share data	$0.95	($0.73)

RCM Technologies, Inc.

Summary Consolidated Selected Balance Sheet Data

(In Thousands)

	January 1, 2022	January 2, 2021
	(Unaudited)
Cash and cash equivalents	$235	$734
Accounts receivable, net	$48,240	$36,007
Total current assets	$51,971	$43,934
Total assets	$72,852	$68,339
Total current liabilities	$29,857	$28,741
Borrowing under line of credit	$14,151	$11,890
Net debt (line of credit less cash)	$13,916	$11,156
Total liabilities	$46,883	$46,101
Stockholders’ equity	$25,969	$22,238

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis

(Unaudited)

(In Thousands)

The following non-GAAP measures, which adjust for the categories of expenses described below are non-GAAP financial measures.  Our management believes that these non-GAAP financial measures (“Adjusted operating income (loss)”, “EBITDA”, “Adjusted EBITDA”, “Adjusted net income (loss)”, and “Adjusted diluted net earnings (loss) per share”) are useful information for investors, shareholders and other stakeholders of our company in gauging our results of operations on an ongoing basis and to enhance investors’ overall understanding of our current financial performance and period-to-period comparisons.  We believe these non-GAAP financial measures are performance measures and not liquidity measures. These non-GAAP financial measures should not be considered as an alternative to net income as an indicator of performance.  In addition, neither EBITDA nor Adjusted EBITDA takes into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  We do not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.  These non-GAAP measures should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

The following unaudited tables present the Company's GAAP net income and GAAP operating income and the corresponding adjustments used to calculate Adjusted operating income (loss), EBITDA, Adjusted EBITDA, Adjusted net income (loss) and Adjusted diluted net earnings (loss) per share for the fifty-two week period ended January 1, 2022 and the fifty-three week period ended January 2, 2021.

	Thirteen Week Period Ended January 1, 2022	Fourteen Week Period Ended January 2, 2021	Fifty-Two Week Period Ended January 1, 2022	Fifty-Three Week Period Ended January 2, 2021
GAAP operating income (loss)	$7,091	($1,849)	$14,136	($10,950)
Adjustments
Write-off of receivables and professional fees incurred related to arbitration	-	-	-	8,397
Impairment of right of use assets and related costs	-	2,231	-	2,231
Gain on sale of assets	(269)	-	(2,420)	-
Remeasurement of acquisition related contingent consideration	(1,713)	-	(1,713)	-
Adjusted operating income (loss) (non-GAAP)	$5,109	$382	$10,003	($322)

GAAP net income (loss)	$5,974	($1,688)	$10,989	($8,869)
Income tax expense (benefit)	1,124	(373)	2,925	(3,188)
Interest expense, net	58	128	365	778
Change in fair value of contingent consideration	-	37	52	145
Depreciation of property and equipment	232	272	1,007	1,065
Amortization of acquired intangible assets	-	81	95	321
EBITDA (non-GAAP)	$7,388	($1,543)	$15,433	($9,748)

Adjustments
Write-off of receivables and professional fees incurred related to arbitration	-	-	-	8,397
Impairment of right of use assets and related costs	-	2,231	-	2,231
Gain on sale of assets	(269)	-	(2,420)	-
Remeasurement of acquisition related contingent consideration	(1,713)	-	(1,713)	-
Loss (gain) on foreign currency transactions	(65)	47	(195)	184
Adjusted EBITDA (non-GAAP)	$5,341	$735	$11,105	$1,064

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis (Continued)

(Unaudited)

(In Thousands)

	Thirteen Week Period Ended January 1, 2022	Fourteen Week Period Ended January 2, 2021	Fifty-Two Week Period Ended January 1, 2022	Fifty-Three Week Period Ended January 2, 2021
GAAP net income (loss)	$5,974	($1,688)	$10,989	($8,869)
Adjustments
Write-off of receivables and professional fees incurred related to arbitration	-	-	-	8,397
Impairment of right of use assets and related costs	-	2,231	-	2,231
Gain on sale of assets	(269)	-	(2,420)	-
Remeasurement of acquisition related contingent consideration	(1,713)	-	(1,713)	-
Tax impact from normalized rate	(282)	(420)	237	(2,795)
Adjusted net income (loss) (non-GAAP)	$3,710	$123	$7,093	($1,036)

GAAP diluted net earnings (loss) per share	$0.54	($0.15)	$0.95	($0.73)
Adjustments
Write-off of receivables and professional fees incurred related to arbitration	-	-	-	$0.69
Impairment of right of use assets and related costs	-	$0.20	-	$0.18
Gain on sale of assets	($0.02)	-	($0.21)	-
Remeasurement of acquisition related contingent consideration	($0.16)	-	($0.15)	-
Tax impact from normalized rate	(0.02)	($0.04)	$0.02	($0.23)
Adjusted diluted net earnings (loss) per share (non-GAAP)	$0.34	$0.01	$0.61	($0.09)

RCM Technologies, Inc.

Summary of Selected Income Statement Data

(Unaudited)

(In Thousands)

	Thirteen Week Period Ended January 1, 2022
	Engineering	Specialty Health Care	Information Technology	Consolidated

Revenue	$18,290	$34,772	$11,860	$64,922
Cost of services	13,234	25,613	8,281	47,128
Gross profit	$5,056	$9,159	$3,579	$17,794
Gross profit margin	27.6%	26.3%	30.2%	27.4%

	Fourteen Week Period Ended January 2, 2021
	Engineering	Specialty Health Care	Information Technology	Consolidated

Revenue	$14,427	$18,585	$8,151	$41,163
Cost of services	10,554	14,079	5,841	30,474
Gross profit	$3,873	$4,506	$2,310	$10,689
Gross profit margin	26.8%	24.2%	28.3%	26.0%

	Fifty-Two Week Period Ended January 1, 2022
	Engineering	Specialty Health Care	Information Technology	Consolidated

Revenue	$66,172	$98,495	$39,208	$203,875
Cost of services	50,109	73,177	27,465	150,751
Gross profit	$16,063	$25,318	$11,743	$53,124
Gross profit margin	24.3%	25.7%	30.0%	26.1%

	Fifty-Three Week Period Ended January 2, 2021
	Engineering	Specialty Health Care	Information Technology	Consolidated

Revenue	$57,715	$60,481	$32,213	$150,409
Cost of services	41,227	47,116	23,211	111,554
Gross profit	$16,488	$13,365	$9,002	$38,855
Gross profit margin	28.6%	22.1%	28.0%	25.8%

RCM Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In Thousands)

	Thirteen Week Period Ended January 1, 2022	Fourteen Week Period Ended January 2, 2021
Net income (loss)	$5,974	($1,688)
Adjustments to reconcile net income (loss) to cash (used in) provided by operating activities	657	2,532
Changes in operating assets and liabilities:
Accounts receivable	(5,108)	(2,944)
Prepaid expenses and other current assets	(1,252)	(2,432)
Net of transit accounts receivable and payable	132	1,701
Accounts payable and accrued expenses	(1,005)	(327)
Accrued payroll and related costs	(1,645)	3,732
Right of use liabilities	(462)	221
Income taxes payable	(695)	210
Deferred revenue	(502)	458
Deposits	(1)	1
Total adjustments	(9,881)	3,152
Net cash (used in) provided by operating activities	(3,907)	1,464

Net cash provided by (used in) investing activities	193	(60)
Net cash used in financing activities	1,197	(1,441)
Effect of exchange rate changes	(68)	14
Increase (decrease) in cash and cash equivalents	($2,585)	($23)

	Fifty-Two Week Period Ended January 1, 2022	Fifty-Three Week Period Ended January 2, 2021
Net income (loss)	$10,989	($8,869)
Adjustments to reconcile net income (loss) to cash provided by operating activities	1,790	10,559
Changes in operating assets and liabilities:
Accounts receivable	(14,710)	15,947
Net of transit accounts receivable and payable	(1,317)	2,757
Prepaid expenses and other current assets	1,838	(162)
Accounts payable and accrued expenses	1,518	1,587
Accrued payroll and related costs	149	4,557
Right of use liabilities	(1,919)	(1,529)
Income taxes payable	(436)	304
Deferred revenue	3,020	52
Deposits	(7)	41
Total adjustments	(10,074)	34,113
Net cash provided by operating activities	915	25,244

Net cash provided by (used in) investing activities	6,291	(460)
Net cash used in financing activities	(7,554)	(25,632)
Effect of exchange rate changes on cash and cash equivalents	(151)	(265)
Decrease in cash and cash equivalents	($499)	($1,113)